                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 27, 2000

                                 MICROBEST, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                      0-28137                 41-1864003
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

        751 Park of Commerce Drive, Suite 122
                    Boca Raton, FL                                33487-3623
       (Address of principal executive offices)                   (Zip Code)


                  Registrant's telephone number; (561) 995-9770

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets.

None

Item 3. Bankruptcy or Receivership.

On October 27, 2000 The United States Bankruptcy Court, Southern District of Florida ordered that Microbest, Inc.'s Motion to be dismissed from chapter 11 be granted, subject to negative notice and opportunity for objections. On November 29, 2000 the court closed the case after issuing requested notices and clearing any objections.

Item 4. Changes in Registrant's Certifying Accountant.

None

Item 5. Other

None

Item 6. Resignation of Registrant's Directors.

None

Item 7. Financial Statements and Exhibits

        Order granting debtor's motion to dismiss chapter 11 case and providing for negative notice and opportunity for objections, issued by United Sates Bankruptcy Court Southern District of Florida

        U. S. Bankruptcy Court, Southern District of Florida Docket Proceedings for Microbest, Inc., showing last entry on November 11, 2000; closing the case.

Item 8. Change in Fiscal Year.

None

Sales of Equity Securities Pursuant to Regulation S.

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Microbest, Inc.
                                       -----------------------------------------
                                                    (Registrant)

Date      August 31, 2001              /s/ Michael J. Troup
    -----------------------------      -----------------------------------------
                                       Michael J. Troup,
                                       Chief Executive Officer
                                         and Chairman

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA

IN RE:
MICROBEST, INC.                                       CASE NO. 00-32400-BKC-PGH
FEI # 41-1864003                                      CHAPTER 11

         DEBTOR.

                                   /
-----------------------------------

                       ORDER GRANTING DEBTOR'S MOTION TO
                   DISMISS CHAPTER 11 CASE AND PROVIDING FOR
                NEGATIVE NOTICE AND OPPORTUNITY FOR OBJECTIONS

         THIS MATTER came before the court on October 18, 2000 at 9:30 a.m. upon the Debtor's Second Motion For Order Extending Stipulated Deadline to File Disclosure Statement and Plan of Reorganization ("Second Motion For Extension"); and at the hearing, the Debtor withdrew its Second Motion For Extension and further, advised the Court that the Debtor had filed a Motion to Dismiss Chapter 11 Case ("Motion") and the Court having reviewed the Motion, and being otherwise fully advised in the premises, it is

         ORDERED that the Motion is granted and further, any objections to the relief requested in the Motion must be filed within ten (10) days of the entry of this order:

         ORDERED, objections, if any, to the Motion, shall be in writing, shall comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules, shall be filed with the Clerk of the Bankruptcy Court and be served upon: Bart A. Houston, Esq., counsel for the Debtor, at 316 Northeast Fourth Street, Ft. Lauderdale, Florida and Heidi Feinman, Esq., Staff Attorney for the United States Trustee's Office, at 51 S.W. First Avenue, 1204, Miami, Florida 33130; it is further

         ORDERED, upon the filing of any timely objections, the proponent shall set the objection for hearing.

         ORDERED in the Southern District of Florida this 27th day of October, 2000.



                                       /s/ PAUL G. HYMAN
                                       -------------------------------------
                                       PAUL G. HYMAN
                                       United States Bankruptcy Judge


(Mr. Houston is hereby directed to forward a conformed copy of this Order, immediately upon receipt, to all interested parties)

                             U.S. BANKRUPTCY COURT

Southern District of Florida (Palm Beach)

         -  Bankruptcy Petition # 00-32400 Date filed: 6/1/00 Date terminated:
            11/29/00
         -  Assigned to: Judge Paul G. Hyman, Jr.
         -  Chapter 11, voluntary, asset

         *Parties*                                 *Attorneys*
         ---------                                 -----------
MICROBEST, INC.                              Bart Alan Houston, Esq.
751 Park of Commerce Dr #122                 316 NE 4 St
Boca Raton, FL 33487                         Ft. Lauderdale, FL 33301
Tax ID: 41-1864003                           954-779-3800
*Debtor*

                               DOCKET PROCEEDINGS

                   DOC.
 DATE              NO.              DOCKET ENTRY
------             ----             ------------
6/1/00              1               Voluntary Petition Filed Under Chapter 11, missing, documents: -All Schedules and
                                    Statements Due 6/16/00, Disclosure statement due 9/29/00 Chapter 11 Plan due 9/29/00.
                                    (bd) [EOD 06/02/00]

6/4/00              2               Notice of Deficiency for Incomplete Filings and Certificate of Mailing. (adkt) [EOD
                                    06/06/00]

6/6/00              3               Emergency Motion by Debtor Microbest, Inc. For Authorization to Pay Pre Petition
                                    Wages "Emergency Hearing Request" (hm) [EOD 06/07/00]

6/7/00              4               Notice of Appearance And Request For Service Of Notice By Craig I Kelley for Creditor
                                    Simon Mundlak, Creditor Raymond Evans. (hm) [EOD 06/07/00]

6/7/00              5               Notice of Hearing by Bart Alan Houston for Debtor Microbest, Inc. RE: [3-1] Emergency
                                    Motion For Authorization to Pay Pre Petition Wages by Microbest, Inc. Schd For 12:30
                                    6/8/00 at Courtroom 6, WPB (hm) [EOD 06/08/00]

6/9/00             --               First Meeting of Creditors Schd for 2:30 7/12/00 at Room 101, West Palm Beach; Last
                                    Day to File Proofs of Claim: 10/10/00; Interested Party AUST Added. (hm) [EOD
                                    06/09/00]

6/11/00             6               Court's Certificate of Mailing Re: [0-0] First Meeting 11 # of Notices: 31. (adkt) [EOD
                                    06/13/00]

6/13/00             7               Order (6/12/00) Granting [3-1] Motion For Authorization to Pay Pre Petition Wages by
                                    Microbest, Inc. (EOD 6-13-00) (hm) [EOD 06/13/00]

6/15/00     8        Application By Debtor Microbest, Inc. To Employ Bart A. Houston as Counsel. (Attorney Affidavit attached) (bd)
                     [EOD 06/16/00]

6/15/00     10       Motion By Debtor Microbest, Inc. For Extension of Time Within Which to File Schedules and Statements (hm)
                     [EOD 06/20/00]

6/16/00     9        Certificate of Service By Bart Alan Houston for Debtor Microbest, Inc. Of [7-1] Order on Motion to Pay
                     Prepetition Wages. (hm) [EOD 06/19/00]

6/19/00     11       Order (6/19/00) Granting [10-1] Motion For Extension of Time Within Which to File Schedules and Statements
                     by Microbest, Inc.; Missing Documents due: 7/3/00. (EOD 6/20/00) (hm) [EOD 06/20/00]

6/22/00     12       Certificate Of Service By Bart Alan Houston for Debtor Microbest, Inc. Of [11-1] Order on Motion for Extension
                     of Time. (hm) [EOD 06/26/00]

6/27/00     13       Notice of Hearing by Bart Alan Houston for Debtor Microbest, Inc. RE: [8-1] Application To Employ Bart A.
                     Houston as Counsel by Microbest, Inc. Schd For 9:30 7/5/00 at Courtroom 6, WPB (hm) [EOD 06/28/00]

7/3/00      14       Documents Filed: All Missing Schedules. Missing Document Deadline Satisfied. (hm) [EOD 07/06/00]

7/3/00      15       Disclosure of Compensation By Attorney For Debtor. (hm) [EOD 07/06/00]

7/5/00      16       Order (7/5/00) Granting [8-1] Application To Employ Bart A. Houston as Counsel by Microbest, Inc.
                     (EOD 7/6/00) (hm) [EOD 07/06/00]

7/7/00      17       Notice of Absence From Jurisdiction From 7-17-00 Through 7-21-00. By Bart Alan Houston for Debtor Microbest,
                     Inc. (hm) [EOD 07/10/00]

7/17/00     18       Notice by AUST of No Appointment of Creditors' Committee. (hm) [EOD 07/18/00]

7/25/00     19       Stipulation by Interested Party AUST, Debtor Microbest, Inc. Setting 8-31-00 as Deadline to File Plan and
                     Disclosure Statement (hm) [EOD 07/26/00]

7/25/00     --       Debtor's Monthly financial Report for the period of 6/1/00 to 6/30/00. (hm) [EOD 07/26/00]

7/25/00     20       Certificate of Service By Susan A. Sloan/Bart Alan Houston for Debtor Microbest, Inc. Of [16-1] Order Approving
                     Employment of Debtor's Attorney. (hm) [EOD 07/26/00]

7/27/00     --       Endorsed Order (7/27/00) Granting [19-1] Stipulation Setting 8-31-00 as Deadline to File Plan and Disclosure
                     Statement by Microbest, Inc. AUST; Disclosure Statement Due: 8/31/00; Chapter 11 Plan Due: 8/31/00.
                     (EOD 7-28-00) (hm) [EOD 07/28/00]

7/31/00           21       Motion By Debtor Microbest, Inc. For Order Extending Time to Accept or Reject Unexpired Lease of Non
                           Residential Real Property (hm) [EOD 08/02/00]

8/2/00            22       Amended Matrix. (Fee Pd) (hm) [EOD 08/03/00]

8/2/00            23       Amended Schedules B, E, F, G, Statement of Financial Affairs and Certificate of Service. (hm) [EOD
                           08/03/00]

8/3/00            --       First Meeting Held and Examination of Debtor. (mcl) [EOD 8/03/00]

8/10/00           24       Notice of Hearing by Bart Alan Houston for Debtor Microbest, Inc. RE: [21-1] Motion For Order Extending
                           Time to Accept or Reject Unexpired Lease of Non Residential Real Property by Microbest, Inc. Schd For
                           9:30 8/16/00 at Courtroom 6, WPB (hm) [EOD 08/11/00]

8/16/00           25       Order (8/16/00) Granting [21-1] Motion For Order Extending Time to Accept or Reject Unexpired Lease of
                           Non Residential Real Property by Microbest, Inc. Order extends time until the confirmation hearing or until such other date as may be set by Order of the Court (eod 08/17/00) (sh) [EOD 08/17/00]

8/21/00           26       Certificate Of Service By Bart Alan Houston for Debtor Microbest, Inc. Of [25-1] Order on Motion to
                           Extend Time to Accept or Reject Unexpired Lease. (hm) [EOD 08/22/00]

8/29/00           27       Motion By Debtor Microbest, Inc. For Order Extending Stipulated Deadline to File Disclosure Statement
                           and Plan of Reorganization (hm) [EOD 08/31/00]

8/30/00           28       Notice of Hearing by Bart Alan Houston for Debtor Microbest, Inc. Re: [27-1] Motion For Order Extending
                           Stipulated Deadline to File Disclosure Statement and Plan of Reorganization by Microbest, Inc. Schd For
                           9:30 9/6/00 at Courtroom 6, WPB (hm) [EOD 08/31/00]

9/11/00           29       Order (9/11/00) Granting [27-1] Motion For Order Extending Stipulated Deadline to File Disclosure
                           Statement and Plan of Reorganization by Microbest, Inc.; Disclosure Statement Due: 9/29/00; Chapter 11
                           Plan Due: 9/29/00 (EOD 9/12/00) (hm) [EOD 09/12/00]

9/13/00           30       Certificate Of Service By Bart Alan Houston for Debtor Microbest, Inc. Of [29-1] Order on Motion to
                           Extend Deadline. (EOD 9/14/00) (hm) [EOD 09/14/00]

9/29/00           31       Second Motion By Debtor Microbest, Inc. For Order Extending Stipulated Deadline to File Disclosure
                           Statement and Plan of Reorganization (hm) [EOD 10/03/00]

10/6/00           32       Notice of Hearing by Bart Alan Houston for Debtor Microbest, Inc. Re: [31-1] Second Motion For Order
                           Extending Stipulated Deadline to File Disclosure Statement and Plan of Reorganization by Microbest, Inc.
                           Schd For 9:30 10/18/00 at Courtroom 6, WPB (hm) [EOD 10/12/00]

10/13/00          33       Motion By Debtor Microbest, Inc. To Dismiss Ch 11 Case (hm) [EOD 10/17/00]

10/18/00          --                Debtor's Monthly financial Report for the period of 7/1/00 to 7/31/00. (hm)
                                    [EOD 10/19/00]

10/18/00          --                Debtor's Monthly financial Report for the period of 8/1/00 to 8/31/00. (hm)
                                    [EOD 10/19/00]

10/18/00          34                Notice Filed By Debtor Microbest, Inc. To Withdraw Document. Terminating [31-1]
                                    Motion For Order Extending Stipulated Deadline to File Disclosure Statement and Plan of
                                    Reorganization by Microbest, Inc. (hm) [EOD 10/19/00]

10/27/00          35                Order (10/27/00) Dismissing Case and Providing for Negative Notice and Opportunity for
                                    Objections (end 10/30/00) (mcl) [EOD 10/30/00]

10/31/00          36                Certificate Of Service By Bart Alan Houston for Debtor Microbest, Inc. Of [35-1] Order
                                    of Dismissal. (hm) [EOD 11/01/00]

11/02/00          37                Court's Certificate of Mailing Re: [35-1] Order of Dismissal. (hm) [EOD 11/06/00]

11/03/00          38                Objection By Interested Party AUST To [35-1] Order of Dismissal. (hm) [EOD 11/08/00]

11/08/00          39                Request by Creditor GE Capital Corp For Notice. (hm) [EOD 11/09/00]

11/14/00          40                Request by Creditor GE Capital Corp For Notice. (hm) [EOD 11/16/00]

11/16/00          41                Notice of Hearing by Interested Party AUST Re: [38-1] Objection by AUST Schd For
                                    9:30 12/6/00 at Courtroom 6, WPB (hm) [EOD 11/18/00]

11/27/00          42                Notice Filed By Interested Party AUST To Withdraw Document. Terminating [38-1]
                                    Objection to Order of Dismissal by AUST. (hm) [EOD 11/29/00]

11/29/00          --                Case Closed. (hm) [EOD 11/29/00]

                                REPORT CRITERIA

                     Case Num:       00-32400
                     Filed between:  01/01/31 and 12/05/00



                                 END OF REPORT


                             PACER SERVICE CENTER
                              TRANSACTION RECEIPT

                             12/05/2000  16:11:46

PACER LOGIN:     hs0046                              Client Code:    rice
DESCRIPTION:     docket report                       Case Number:    2000-32400
BILLABLE PAGES:  5                                   Cost:           0.35